Exhibit 10.1

AMENDMENT NO. 2 TO THE

CONSTELLIUM N.V.

2013 EQUITY INCENTIVE PLAN

(effective as of June 28, 2019)

WHEREAS, Constellium N.V., a Netherlands naamloze vennootschap (the “Company”), has adopted the Constellium N.V. 2013 Equity Incentive Plan (the “Plan”);

WHEREAS, pursuant to the approval of the Board of Directors of the Company (the “Board”), the Plan was previously amended effective as of June 11, 2014 and May 24, 2018;

WHEREAS, as approved by the Board and the shareholders of the Company, the Company has converted its corporate form from a naamloze vennootschap with its corporate seat in the Netherlands to a European company (Societas Europaea) with its corporate seat in the Netherlands and changed its name to “Constellium SE”; and

WHEREAS, the Board desires to reflect such changes to the corporate form and name of the Company in the Plan.

NOW, THEREFORE, pursuant to Section 12(c) of the Plan, the Plan is hereby amended as follows:

1.	Title. The title of the plan is hereby amended by replacing “Constellium N.V. 2013 Equity Incentive Plan” with “Constellium SE 2013 Equity Incentive Plan.”

2.	Definitions.

a)

The definition of “Company” in Section 1(k) of the Plan is hereby amended by replacing “Constellium N.V., a Netherlands naamloze vennootschap” with “Constellium SE, a European company (Societas Europaea) with a corporate seat in the Netherlands.”

b)

The definition of “Plan” in Section 1(bb) of the Plan is hereby amended by replacing “Constellium N.V. 2013 Equity Incentive Plan, as set forth herein and as hereinafter amended from time to time” with “Constellium SE 2013 Equity Incentive Plan, as set forth herein and as hereinafter amended from time to time.”

3.	Miscellaneous.

a)	Full Force and Effect. Except as expressly amended by this Amendment, all terms and conditions of the Plan and any awards thereunder shall remain in full force and effect.

b)	Governing Law. This Amendment shall be governed by the substantive laws, but not the choice of law rules, of the Netherlands.

Approved by the Board of Directors of Constellium SE